EXHIBIT 10.30

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is dated as of December 8, 2006, by and between WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company and assignee of Wells Fargo Foothill, Inc., a California corporation ("Lender"), and VELOCITY INVESTMENTS, L.L.C., a New Jersey limited liability company ("Borrower").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Borrower and Lender's predecessor-in-interest entered into that certain Loan and Security Agreement, dated as of January 27, 2005, as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 27, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the "Loan Agreement");

         WHEREAS, Borrower has requested that Lender increase the Maximum Revolver Amount (as defined in the Loan Agreement); and

         WHEREAS, Lender is willing to increase the Maximum Revolver Amount for a specified period, subject to the terms hereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

         SECTION 2. Amendment. Upon the Second Amendment Effective Date (as hereinafter defined), the following definition in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "`Maximum Revolver Amount' means (a) $12,500,000.00, from and after the Closing Date to, but excluding, December 8, 2006, (b) $14,500,000.00, from and after December 8, 2006, to and including March 6, 2007, and (c) $12,500,000.00, after March 6, 2007."

         SECTION 3. Representations, Warranties and Covenants of the Borrower. The Borrower represents and warrants to Lender and agrees that:

         (a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made

SECOND AMENDMENT TO
-------------------
LOAN AND SECURITY AGREEMENT
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

on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender;

         (b) on the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

         (c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by the Borrower, and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

         (d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

         SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the "Second Amendment Effective Date") upon satisfaction of each of the following conditions:

         (a) The Borrower and Lender shall have executed and delivered to Lender this Amendment and such other documents as Lender may reasonably request;

         (b) Each Guarantor shall reaffirm the Guaranty to which it or he is a party;

         (c) Parent and TLOP shall reaffirm the Security and Pledge Agreement and Subordination Agreement to which each is a party;

         (d) Lender shall have received a certificate from the Secretary of Parent (i) attesting to the resolutions of Parent's Board of Directors authorizing Borrower's execution, delivery, and performance of this Amendment,
(ii) authorizing specific officers of Parent, on behalf of Borrower, to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of Parent; and

         (e) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Lender.

         SECTION 5. Overadvance. In accordance with Section 2.4 of the Loan Agreement, if, at any time for any reason, the amount of Obligations (other than Bank Product Obligations) owed by Borrower to Lender pursuant to Section 2.1 (based on the Maximum Revolver Amount or Borrowing Base in effect at such time) is greater than any of the limitations set forth in Section 2.1 (an "Overadvance"), Borrower immediately shall pay to Lender, in cash, the amount of

SECOND AMENDMENT TO
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LOAN AND SECURITY AGREEMENT
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                                       2
such Overadvance, which amount shall be used by Lender to reduce the Obligations in accordance with the priorities set forth in Section 2.3(b).

         SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7. Costs and Expenses. The Borrower hereby affirms its obligation under the Loan Agreement to reimburse Lender for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for Lender with respect thereto.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 9. Effect of Amendment; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

         SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

         SECTION 11. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,

SECOND AMENDMENT TO
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LOAN AND SECURITY AGREEMENT
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                                       3

SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, ATTORNEYS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT 009056.00089:1009193.05


SECOND AMENDMENT TO
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LOAN AND SECURITY AGREEMENT
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                                       4

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                       VELOCITY INVESTMENTS, L.L.C.,
                                       a New Jersey limited liability company

                                       By: /s/ W. PETER RAGAN
                                           -----------------------------------
                                       Name:    W. Peter Ragan
                                             ---------------------------------
                                       Title:   President
                                              --------------------------------



                                       WELLS FARGO FOOTHILL, LLC, a Delaware
                                       limited liability company, as Lender

                                       By: /s/ DOUG FRASER
                                           -----------------------------------
                                       Name:    Doug Fraser
                                             ---------------------------------
                                       Title:   Vice President
                                              --------------------------------







SIGNATURE PAGE TO SECOND AMENDMENT TO
-------------------------------------
LOAN AND SECURITY AGREEMENT
---------------------------

    Reaffirmation of Guaranties, Pledge Agreement and Subordination Agreement
    -------------------------------------------------------------------------

         Each of Velocity Asset Management, Inc., a Delaware corporation ("Parent"), and TLOP Acquisition Company, LLC, a New Jersey limited liability company ("TLOP" and, together with Parent, the "Entity Guarantors") hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Loan Documents to the "Loan Agreement" shall mean the Loan Agreement as amended by the foregoing Amendment, (ii) agrees that the General Continuing Guaranty, dated as of January 27, 2005, executed by such Entity Guarantor for the benefit of Lender (each, a "Guaranty"), remains in full force and effect and continues to be the legal, valid and binding obligation of such Entity Guarantor enforceable against such Entity Guarantor in accordance with its terms, and acknowledges the increase in the obligations guaranteed, (iii) agrees that the Security and Pledge Agreement, dated as of January 27, 2005, executed by such Entity Guarantor for the benefit of Lender (each, a "Pledge Agreement"), remains in full force and effect and continues to be the legal, valid and binding obligation of such Entity Guarantor enforceable against such Entity Guarantor in accordance with its terms and acknowledges the increase in the obligations secured, and (iv) agrees that the Subordination Agreement, dated as of January 27, 2005, executed by the Guarantors, for the benefit of Lender (the "Subordination Agreement"), remains in full force and effect and continues to be the legal, valid and binding obligation of each Entity Guarantor enforceable against such Entity Guarantor in accordance with its terms, and acknowledges the increase in the Senior Indebtedness (as defined in the Subordination Agreement).

         Furthermore, each Entity Guarantor hereby agrees and acknowledges that
(a) the Guaranty executed by such Entity Guarantor is not subject to any claims, defenses or offsets, (b) nothing contained in the Amendment shall adversely affect any right or remedy of Lender under the Guaranty executed by such Entity Guarantor or any agreement executed by such Entity Guarantor in connection therewith, (c) the execution and delivery of the Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of such Entity Guarantor pursuant to the Guaranty executed by such Entity Guarantor and shall not constitute a waiver by Lender of any of Lender's rights against such Entity Guarantor under the Guaranty executed by such Guarantor, (d) the Pledge Agreement executed by such Entity Guarantor is not subject to any claims, defenses or offsets, (e) nothing contained in the Amendment shall adversely affect any right or remedy of Lender under the Pledge Agreement executed by such Entity Guarantor or any agreement executed by such Entity Guarantor in connection therewith, (f) the execution and delivery of the Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of such Entity Guarantor pursuant to the Pledge Agreement executed by such Entity Guarantor and shall not constitute a waiver by Lender of any of Lender's rights against such Entity Guarantor under the Pledge Agreement executed by such Guarantor, (g) nothing contained in the Amendment shall adversely affect any right or remedy of Lender under the Subordination Agreement, (h) the execution and delivery of the Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of such Entity Guarantor pursuant to the Subordination Agreement and shall not constitute a waiver by Lender of any of Lender's rights against such Entity Guarantor under the Subordination Agreement, (i) the consent of such Entity Guarantor is not required to the effectiveness of the Amendment and (j) no consent by such Entity Guarantor is required for the effectiveness of any future amendment,

REAFFIRMATION OF GUARANTIES, PLEDGE AGREEMENT
---------------------------------------------
AND SUBORDINATION AGREEMENT
---------------------------
modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty, Pledge Agreement or Subordination Agreement executed by such Guarantor).



                                       VELOCITY ASSET MANAGEMENT, INC.
                                       a Delaware corporation

                                       By: /s/ JAMES J. MASTRIANI
                                           ------------------------------------
                                       Name:     James J. Mastriani
                                             ----------------------------------
                                       Title:    CFO
                                              ---------------------------------



                                       TLOP ACQUISITION COMPANY, L.L.C.,
                                       a New Jersey limited liability company

                                       By: Velocity Asset Management, Inc.
                                           its sole member

                                           By: /s/ PETER RAGAN, SR.
                                               ---------------------------------
                                           Name:     Peter Ragan, Sr.
                                                 -------------------------------
                                           Title:    Vice President
                                                  ------------------------------






SIGNATURE PAGE TO
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REAFFIRMATION OF GUARANTIES, PLEDGE AGREEMENT
---------------------------------------------
AND SUBORDINATION AGREEMENT
---------------------------

                           Reaffirmation of Guaranties
                           ---------------------------

         Each of W. Peter Ragan, Jr., an individual ("Ragan, Jr."), W. Peter Ragan, Sr., an individual ("Ragan, Sr."), and John C. Kleinert, an individual ("Kleinert", and, together with Ragan, Jr. and Ragan, Sr., the "Individual Guarantors"), hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Loan Documents to the "Loan Agreement" shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that the Amended and Restated Limited Continuing Guaranty executed by such Individual Guarantor for the benefit of Lender (each, a "Guaranty"), remains in full force and effect and continues to be the legal, valid and binding obligation of such Individual Guarantor enforceable against such Individual Guarantor in accordance with its terms, and acknowledges the increase in the obligations guaranteed.

         Furthermore, each Individual Guarantor hereby agrees and acknowledges that (a) the Guaranty executed by such Individual Guarantor is not subject to any claims, defenses or offsets, (b) nothing contained in the Amendment shall adversely affect any right or remedy of Lender under the Guaranty executed by such Individual Guarantor or any agreement executed by such Individual Guarantor in connection therewith, (c) the execution and delivery of the Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of such Individual Guarantor pursuant to the Guaranty executed by such Individual Guarantor and shall not constitute a waiver by Lender of any of Lender's rights against such Individual Guarantor under the Guaranty executed by such Individual Guarantor, (d) the consent of such Individual Guarantor is not required to the effectiveness of the Amendment, and
(e) no consent by such Individual Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty executed by such Individual Guarantor).


                                       /s/ W. PETER RAGAN, JR.
                                       -----------------------------------------
                                       W. Peter Ragan, Jr., an individual


                                       /s/ W. PETER RAGAN, SR.
                                       -----------------------------------------
                                       W. Peter Ragan, Sr., an individual


                                       /s/ JOHN C. KLEINERT
                                       -----------------------------------------
                                       John C. Kleinert, an individual





SIGNATURE PAGE TO REAFFIRMATION OF
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GUARANTIES
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